Exhibit 99.1

Worksport ($WKSP) Sets Guidance for 300-433% Revenue Growth in 2024

West Seneca, New York, May 23, 2024 - Worksport Ltd. (NASDAQ: WKSP), a key U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today laid out its 2024 revenue forecast, highlighting significant growth trajectories and forward-looking operational strategies.

Strategic Advances and Future Outlook

The Company forecasts revenue growth from $1.5 million in year-end 2023 to between $6 million and $8 million for 2024. This represents an anticipated revenue growth of approximately 300% to 433%, underscoring Worksport's strong growth and recent operational successes. This projected growth is derived solely from Worksport's Automotive Accessory Business, with further revenue potential on the horizon following the launch of a Solar Integrated Tonneau Cover and Mobile Battery Generator System.

The Company emphasizes the potential of its three products [in development] to further bolster 2024 revenue and beyond. This summer, Worksport plans to launch an alpha release of its first-to-market solar tonneau cover and innovative portable energy system, followed by the anticipated market launch of another highly anticipated tonneau cover in Q4. The demand for these new products is expected to exceed that of all existing products, prompting future updates to our financial guidance.

"This interim revenue guidance represents just the initial phase of Worksport's promising future. As we continue to expand our product offerings and enhance operational efficiencies, our outlook remains decidedly bullish. Full-scale U.S. production launched just this January, and expansion is ongoing across all product lines. I am confident that 2024 is only the beginning of Worksport's growth trajectory"- Steven Rossi, CEO, Worksport Ltd.

Long-term Growth

Supported by its recent $2.8MM grant from the State of New York, Worksport's facility at full operational capacity is capable of producing over 150,000 covers annually. This capability is expected to be fully utilized within the next three years, enhancing the Company's output and market reach. Producing and selling covers at full capacity translates into 9-figure plus revenue potential from just Worksport's Buffalo factory.

Worksport R&D teams are diligently working on the next generation of innovative offerings. The expansion of innovative and complimentary products is expected to open Worksport to multiple billion-dollar market channels, globally.

Market Channels

Worksport's B2C sales, launched in late Q1, have shown promising early results. On the B2B front, the company has signed on multiple large distributors, setting the foundation for robust growth ahead.

Worksport management maintains its belief that the Worksport's stock remains undervalued. This assertion highlights the substantial growth potential that has yet to be fully recognized by the market. In the coming months, the Company plans to provide more details on its B2B customer engagements and success stories, affirming its trajectory towards scaling operations.

Commitment to Transparency and Stakeholder Engagement

Starting July 2024, Worksport will host live earnings calls to foster greater transparency and direct engagement with our investors, emphasizing our commitment to operational excellence and stakeholder communication.

Key Press-Releases released in 2024:

  May 16, 2024: Worksport Reports 1,506% Q1 Revenue Surge
  May 8, 2024: Worksport Announces $2.8MM Grant
  April 25, 2024: Worksport Signals Undervalued Status, Eyes Major 2024 Growth
  March 18, 2024: $2.8MM Direct Offering Priced At-The-Market.
  March 6, 2024: Worksport to Launch Innovative SOLIS & COR Products This Summer
  February 7, 2024: Infineon and Worksport Announce Collaboration
  January 24, 2024: Worksport Unveils AL3- Made in the USA Tonneau Cover
  January 18, 2024: Worksport: SOLIS Cover will be Available for FORD, RAM & GM

Read all press releases: Link to all press releases

Subscribe To Our Investor Newsletter: Link to Newsletter

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128
W: investors.worksport.com W: https://worksport.com E: investors@worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company's social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the "Accounts"), the links of which are links to external third party websites, as well as sign up for the Company's newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (previously Twitter)
Facebook	LinkedIn
YouTube	Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128
W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.